UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 30, 2010

H & H IMPORTS, INC.

(Exact name of registrant as specified in its charter)

Florida	000-53539	80-0149096
(State or other jurisdiction	(Commission File Number)	(IRS Employer
Of incorporation)		Identification No.)

14044 Icot Boulevard

Clearwater, Florida 33768

(Address of principal executive offices) (Zip Code)

727.288.2738

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective June 30, 2010 the board of directors of H&H Imports, Inc. (the “Company”) approved a change of the fiscal year of the Company from February 28 to March 31. The March 31 fiscal year end is consistent with the fiscal year end of TV Goods Holding Corporation, the Company’s wholly owned subsidiary and accounting survivor of its agreement and plan of merger dated May 28, 2010. Financial information for TV Goods Holding Corporation for the fiscal year ended March 31, 2010 is included in the Company’s Form 8-K Current Report dated May 28, 2010. As the transition period covers a period of one month, the Company will not file a transition report. The Company will report information with respect to the one month transition period under its Quarter Report for the period ended June 30, 2010 and Annual Report for the fiscal year ended March 31, 2011, pursuant to Rule 13a-10(d) of the Securities Exchange Act of 1934.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

H & H IMPORTS, INC.

By:	/s/ Steve Rogai
Steve Rogai
President

Date: July 7, 2010